As filed with the Securities and Exchange Commission on September 29, 1998
-------------------------------------------------------------------------------
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /x/
                               (File No. 33-41395)

                          Pre-Effective Amendment No. __                    //
                          Post-Effective Amendment No. 12                   /x/
                                     and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /x/
                              (File No. 811-6340)
                                Amendment No. 13                            /x/
                        (Check appropriate box or boxes.)

                       GREAT HALL INVESTMENT FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

               60 South Sixth Street, Minneapolis, Minnesota 55402
       (Address of Principal Executive Offices)                 (Zip Code)

                                  (612) 371-7765
               (Registrant's Telephone Number, including Area Code)

                                 J. Scott Spiker
               60 South Sixth Street, Minneapolis, Minnesota 55402
                     (Name and Address of Agent for Service)

                                    Copies to:
              Matthew L. Thompson                  John R. Houston
              Faegre & Benson LLP              Lindquist & Vennum PLLP
            90 South Seventh Street            80 South Eighth Street
                  Suite 2200                         Suite 4200
          Minneapolis, Minnesota 55402       Minneapolis, Minnesota 55402

It is proposed that this filing will become effective (check appropriate box):
     //     Immediately upon filing pursuant to paragraph (b) of Rule 485
     /x/    On October 1, 1998 pursuant to paragraph (b) of Rule 485
     //     60 days after filing pursuant to paragraph (a)(1) of Rule 485
     //     ON [date] pursuant to paragraph (a)(1) of Rule 485
     //     75 days after filing pursuant to paragraph (a)(2) of Rule 485
     //     on [date] pursuant to paragraph (a)(2) of Rule 485

     If appropriate, check the following box:
     // This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Approximate date of proposed public offering: As soon as practicable following the effective date of this registration statement.

The Registrant has registered an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant's most recent Rule 24f-2 Notice was filed with the Commission on or about September 25, 1998.

                       GREAT HALL INVESTMENT FUNDS, INC.

                    Post-Effective Amendment No. 12 to the
                     Registration Statement on Form N-1A

                  Explanatory Note to Registration Statement

       Great Hall Investment Funds, Inc. (the "Registrant") currently is authorized to issue its shares in five series, as follows:

          Series A -- Great Hall Prime Money Market Fund ("Prime Fund"); Series B -- Great Hall U.S. Government Money Market Fund
                      ("Government Fund");
          Series C -- Great Hall Tax-Free Money Market Fund ("Tax-Free Fund"); Series F -- Great Hall Institutional Prime Money Market Fund
                      ("Institutional Prime Fund"); and
          Series G -- Great Hall Institutional Tax-Free Money Market Fund
                      ("Institutional Tax-Free Fund").

       Part A consists of two prospectuses -- one prospectus for Prime Fund, Government Fund and Tax-Free Fund, and a separate prospectus for Institutional Prime Fund and Institutional Tax-Free Fund. This Post-Effective Amendment effects the registration of Institutional Tax-Free Fund and its shares (Series
G) and updates the financial statements of Institutional Prime Fund and does not effect any amendment to the Prospectus of Prime Fund, Government Fund and Tax-Free Fund; therefore, such prospectus is not included herewith, and only the prospectus of Institutional Prime Fund and Institutional Tax-Free Fund is included in this Post-Effective Amendment.

       Likewise, Part B consists of two Statements of Additional Information ("SAIs") -- one SAI for Prime Fund, Government Fund and Tax-Free Fund, and a separate SAI for Institutional Prime Fund and Institutional Tax-Free Fund.
This Post-Effective Amendment does not effect any amendment to the SAI of Prime Fund, Government Fund and Tax-Free Fund; therefore, such SAI is not included herewith, and only the SAI of the Institutional Prime Fund and Institutional Tax-Free Fund is included in this Post-Effective Amendment.

                       GREAT HALL INVESTMENT FUNDS, INC.

                     Post-Effective Amendment No. 12 to the
                      Registration Statement on Form N-1A

                                    PART A

                                 Prospectuses

                       GREAT HALL INVESTMENT FUNDS, INC.

                     Post-Effective Amendment No. 12 to the
                      Registration Statement on Form N-1A

                                    PART A

        Prospectus of Great Hall Institutional Prime Money Market Fund and
               Great Hall Institutional Tax-Free Money Market Fund
               (each a series of Great Hall Investment Funds, Inc.)

GREAT HALL
   INSTITUTIONAL PRIME MONEY MARKET FUND
   ----------------------------------------------
   INSTITUTIONAL TAX-FREE MONEY MARKET FUND                              [LOGO]
   ----------------------------------------------
     60 South Sixth Street
     Minneapolis, Minnesota 55402
     (800) 934-6674

     Great Hall Institutional Prime Money Market Fund ("Prime Fund") and Great Hall Institutional Tax-Free Money Market Fund ("Tax-Free Fund") (together, the "Funds") are diversified series of Great Hall Investment Funds, Inc. ("Great Hall"), an open-end management investment company which currently offers its shares of common stock in five series.

     Each Fund has its own policies designed to achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity. Prime Fund invests in a variety of high quality money market instruments. Tax-Free Fund invests in high quality, tax-exempt municipal obligations. Each Fund seeks to maintain a net asset value of $1.00 per share. However, investments in the Funds are neither insured nor guaranteed by the U.S. Government, and there is no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.

     AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     This Prospectus pertains only to the Funds and does not pertain to any other series of Great Hall. This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. Please read this Prospectus carefully before investing and retain it for future reference. A Statement of Additional Information containing more information about the Funds, dated October 1, 1998 (which is incorporated herein by reference), has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling Great Hall at the number listed above.

                        Prospectus dated October 1, 1998

     The "Great Hall" name is a trademark of Dain Rauscher Corporation ("DRC"). DRC licenses this trademark in connection with a number of investment products and services (including the Great Hall Investment Funds, Inc.) sponsored or distributed by its subsidiaries.

     No person is authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' official sales literature; and any information or representation not contained herein must not be relied upon as having been authorized by the Funds. Great Hall is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not imply that the Funds or any of their shares have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.

     This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such an offer or solicitation in such state.

                                 FEES AND EXPENSES

     The Funds are sold without a sales charge or any deferred sales load, and there are no redemption fees or exchange fees. The following table illustrates all anticipated fees and estimated expenses that a shareholder of a Fund will incur.
                                                                  Tax-Free
Annual Fund Operating Expenses                   Prime Fund         Fund
(as a percentage of average net assets):         ----------       --------
   Management Fees............................      0.25%           0.25%
   12b-1 Fees.................................      none            none
   Other Expenses*............................      0.15%           0.15%
                                                    ----            ----
   Total Fund Operating Expenses*.............      0.40%           0.40%
                                                    ====            ====
_____________________________________
* Insight Investment Management, Inc. ("Insight") voluntarily reimbursed certain of Prime Fund's operating expenses during its initial fiscal period of operations ended July 31, 1998 and has voluntarily agreed to reimburse certain of Tax-Free Fund's operating during its initial fiscal period of operations ending July 31, 1999. Insight may institute additional voluntary expense reimbursements and may discontinue or modify any of its voluntary reimbursement policies at any time in its discretion. Absent such voluntary reimbursements, Prime Fund would have borne Other Expenses and Total Fund Operating Expenses of 0.17% and 0.42%, respectively, during the fiscal period ended July 31, 1998, and Insight estimates that Tax-Free Fund's Other Expenses and Total Fund Operating Expenses will be approximately 0.30% and 0.55%, respectively, during the fiscal period ending July 31, 1999.

Example

     You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                  Tax-Free
                                                 Prime Fund         Fund
                                                 ----------       --------
   One Year...................................      $ 4             $ 4
   Three Years................................       13              13
   Five Years.................................       21             n/a
   Ten Years..................................       49             n/a

     The purpose of the above fees and expenses table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. The above example should not be considered representative of past or future expenses. Actual expenses may be greater or less than those shown.

                               FINANCIAL HIGHLIGHTS

     The following table shows certain per share data for a share of capital stock of Prime Fund outstanding during the indicated period and selected information for such period for the Fund. This information has been derived from the Fund's financial statements (which have been audited by KPMG Peat Marwick LLP, the Funds' independent auditors) included in the Statement of Additional Information and should be read in conjunction therewith.

                                                              Period from
                                                            August 11, 1997
                                                          (inception) through
                                                             July 31, 1998
                                                             -------------
Net asset value, beginning of period.....................        $1.00
                                                                  ----
Income from investment operations........................         0.05
Distributions to shareholders from investment income.....        (0.05)
                                                                  ----
Net asset value, end of period...........................        $1.00
                                                                  ====
Total return.............................................         5.2%
Net assets at end of period (000s omitted)...............      $213,785
Ratio of expenses to average daily net assets*...........        0.39%**
Ratio of net investment income
  to average daily net assets*...........................        5.27%**
_____________________________________
* Various fund fees and expenses were voluntarily waived or absorbed by Insight during the period referred to above. Had the Fund paid all expenses, the ratios of expenses and net investment income to average daily net assets would have been 0.42% and 5.24%, respectively, for the period ended July 31, 1998.
** Adjusted to an annual basis.

                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives of each Fund (set forth on the cover page) along with the investment policies identified as "fundamental" may not be changed without the affirmative vote of the majority of the applicable Fund's outstanding voting shares (as defined in the 1940 Act). All other policies of a Fund may be changed by the Board of Directors of Great Hall without shareholder approval. There can be no guarantee that the investment objective of any Fund will be achieved.

     The Funds are designed for investors with substantial cash reserves or temporary cash balances seeking to maximize current income with a minimum of capital risk and inconvenience while maintaining liquidity on a day-to-day basis without penalty. Each of the Funds has adopted procedures that are designed to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions. However, there can be no assurance that the Funds will be able to maintain a $1.00 per share net asset value.

     The securities in which the Funds invest may not earn as high a level of current income as long-term or lower quality securities that generally have less liquidity, greater market risk and more fluctuation in market value.

Rule 2a-7 Standards

     Each Fund is managed in accordance with Rule 2a-7 under the 1940 Act ("Rule 2a-7"), which imposes strict portfolio quality, maturity and diversification standards on money market funds. Great Hall's Board of Directors has adopted guidelines designed to ensure compliance with Rule 2a-7 by each Fund, and the Board oversees Insight's day-to-day determinations that each Fund is in compliance with Rule 2a-7. In certain respects, as described below, the Funds are managed in accordance with standards that are more strict than those required by Rule 2a-7.

     Quality Standards. Each Fund must invest exclusively in U.S. dollar-denominated investments that present minimal credit risk and are within Rule 2a-7's definition of "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") (or if only one NRSRO has rated such security, then by that one NRSRO) in one of the two highest short-term rating categories (such as A-1 or A-2 by Standard & Poors Corporation ("S&P") and/or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's")), or unrated securities that are deemed to be of comparable quality. Prime Fund invests exclusively in securities with two NRSRO ratings, and Tax-Free Fund's investments must have at least one NRSRO rating. The Funds currently do not invest in unrated securities.

     Maturity Standards. Each investment by a Fund must mature (or be deemed by Rule 2a-7 to mature) within 397 days of the time of investment. In addition, each Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less.

     Diversification Standards. Immediately after the purchase of any investment by a Fund (other than a U.S. Government security or a security that is subject to a "guarantee"), the Fund may not have invested more than 5% of its total assets in securities issued by such issuer, except for certain temporary investments. Securities subject to guarantees are not subject to this test. However, immediately after a Fund acquires a security subject to a guarantee, then with respect to 75% of the Fund's total assets, not more than 10% of the Fund's total assets may be invested in securities either issued or guaranteed by such guarantor.

     In addition, Rule 2a-7 imposes strict limits on Prime Fund's investments in "Second Tier Securities," generally requiring that at least 95% of each such Fund's investments must be in "First Tier Securities." The Funds currently invest exclusively in First Tier Securities. "First Tier Securities" are defined generally as Eligible Securities rated by two NRSROs (or if only one NRSRO has rated such security, then by that one NRSRO) in the highest short-term rating categories (such as A-1 by S&P and/or Prime-1 by Moody's), or unrated securities that are deemed to be of comparable quality. Second Tier Securities are defined as Eligible Securities that do not qualify as First Tier Securities.

Prime Fund

     The Prime Fund seeks to provide, through investment in high quality money market instruments, as high a level of current income obtainable from short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity.

     The Prime Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt obligations rated AA or better by S&P or Aa or better by Moody's; obligations of banks and savings and loans that are members of the Federal Deposit Insurance Corporation (the "FDIC"), which obligations may include, but are not limited to, certificates of deposit, bankers acceptances (bills of exchange used to finance foreign trade) and letters of credit (commercial paper backed by a commercial bank or other financial institution); high grade commercial paper (unsecured indebtedness of business or banking firms); and repurchase agreements secured by the foregoing. The Prime Fund does not intend to concentrate its investments in any one industry but reserves the freedom of action to concentrate in government securities and securities issued or guaranteed by domestic banks and United States branches of foreign banks that are subject to the same regulation as United States banks.

     The Prime Fund may invest in deposit obligations of banks and savings and loans that are members of the FDIC. Such obligations are not necessarily guaranteed by the FDIC. Deposit obligations of domestic banks and savings and loans are insured by the FDIC up to a maximum of $100,000, which limitation applies to all funds that the Prime Fund may have on deposit at any one bank or savings and loan.

     The Prime Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities and U.S. dollar-denominated obligations of foreign depository institutions and their branches and subsidiaries, such as certificates of deposit, bankers' acceptances, time deposits and deposit notes. Obligations of branches and subsidiaries of foreign deposit institutions may be the general obligation of the parent institution or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Prime Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in the obligations specified in this paragraph.

     Obligations of states and their agencies, instrumentalities and political subdivisions that bear interest generally includable in gross income for federal income tax purposes (collectively, "taxable municipal securities") are also permissible investments for the Prime Fund. Certain taxable municipal securities are not "general obligations" (obligations secured by the full faith and credit or taxing power of a governmental body) and, in those cases, are repayable only from such revenues as may be pledged to repay such securities. The Prime Fund will not invest more than 5% of its total assets (taken at market value at the time of each investment) in taxable municipal securities.

     Investments in foreign securities and taxable municipal securities are subject to the same general credit review and credit quality standards as are applicable to the securities in which the Prime Fund is permitted to invest. However, the financial information available on these obligations may be more limited than what is available for securities that are registered with the SEC or that otherwise are issued by entities that are required to file reports under the Securities Exchange Act of 1934, as amended. Foreign securities are subject to other risks that may include unfavorable political and economic developments and possible withholding taxes or other governmental restrictions that might affect the principal or interest on securities owned by the Prime Fund.

Tax-Free Fund

     The Tax-Free Fund seeks to provide, through investment in a professionally managed portfolio of high quality municipal obligations, as high a level of current income exempt from federal income taxation obtainable from short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity.

     The Tax-Free Fund may invest in debt obligations issued by or on behalf of any state, territory or possession of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities and participation interests therein, the interest on which, in the opinion of counsel for the issuer, is exempt from federal taxation. Specific types of obligations that the Tax-Free Fund may purchase include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes, along with municipal bonds and participation interests therein, that are Eligible Securities. In addition, the Tax-Free Fund may purchase other types of tax-exempt municipal obligations, such as commercial paper and certain variable or floating rate demand securities, including participation interests therein, that are Eligible Securities.

     The Tax-Free Fund will attempt to invest 100%, and as a fundamental policy under normal circumstances will invest at least 80%, of the value of its net assets in securities that generate interest that is exempt from federal income taxes, including the individual federal alternative minimum tax. For defensive purposes, the Tax-Free Fund may temporarily invest more than 20% of the value of its total assets in taxable money market securities and tax-exempt securities the income on which is an item of tax preference for purposes of the federal alternative minimum tax when, in the opinion of Insight, it is advisable to do so in light of prevailing market and economic conditions for the purpose of preserving liquidity or capital or when Insight believes that suitable tax-exempt securities are not available. When the Tax-Free Fund is in such a temporary defensive position, it is not necessarily pursuing its investment objective of providing income exempt from federal income taxation. The Tax-Free Fund does not expect that such investments will be necessary.

                CERTAIN INVESTMENT STRATEGIES AND RESTRICTIONS

     Repurchase Agreements (applicable to both Funds). Each Fund may invest in repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the condition that, after a stated period of time, the original seller (which must be approved by the Board of Directors of Great Hall and which must be among the 100 largest commercial banks or a primary reporting dealer that reports to the Federal Reserve Bank of New York) will repurchase the securities at a mutually agreed upon time and price. Risks associated with investments in repurchase agreements are described in the Statement of Additional Information.

     When-Issued Securities (applicable to Tax-Free Fund). The Tax-Free Fund may purchase securities on a when-issued or delayed delivery basis. Delivery and payment normally take place within one week of the purchase of notes and within one month of the purchase of bonds. There is no limit on the amount of assets that the Tax-Free Fund may invest in when-issued obligations. No interest accrues to the Tax-Free Fund on when-issued securities prior to the time such Fund takes delivery and makes payment. Purchase of when-issued securities involves the risk that yields available in the market when delivery occurs may be higher than those available when the when-issued order is placed. The Custodian (as defined below) will maintain on a daily basis cash or liquid debt securities with a value at least equal to the amount of the Tax-Free Fund's commitments to purchase when-issued securities. During periods when interest rates fluctuate substantially and the Tax-Free Fund remains substantially fully invested at the same time it purchases securities on a when-issued basis, there will be a greater possibility that the market value of the Tax-Free Fund's assets will vary from $1.00 per share. However, under normal circumstances its net asset value or income should not be affected by its purchase of securities on a when-issued basis.

     Municipal Obligations (applicable to Tax-Free Fund). The Tax-Free Fund may invest in variable or floating rate demand notes from municipal and non-governmental issuers, including participation interests therein. These obligations normally have a stated maturity in excess of one year, but permit the holder to demand payment of principal plus accrued interest upon a specified number of days notice. The demand feature of variable rate obligations is frequently supported by a letter of credit or comparable guarantee provided by the selling institution (generally, banks that are members of the Federal Reserve Board or insurance companies). A change in the credit quality of these institutions, therefore, could cause losses to the Fund and affect its share price. Such obligations will not be purchased unless accompanied by an opinion of seller's counsel, given at the time of purchase by the Tax-Free Fund, that the interest payable in connection with such obligations is exempt from federal income tax. To the extent the portfolio of the Tax-Free Fund is invested in variable or floating rate securities, yields can be expected to decline in periods of falling interest rates more rapidly than if the portfolio of the Fund were invested solely in fixed rate securities. Conversely, yields, under these circumstances, can be expected to increase more rapidly in periods of rising interest rates. See "Investment Policies" in the Statement of Additional Information.

     Section 4(2) Commercial Paper. Each Fund may invest without limitation in commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 provided that Insight has determined such paper to be liquid in accordance with guidelines established by Great Hall's Board of Directors. For additional information, see "Investment Policies-Illiquid Investments: Liquidity Guidelines" in the Statement of Additional Information.

     Fundamental Policies and Restrictions (applicable to both Funds). Each Fund is subject to certain investment restrictions that are designated as "fundamental," which means that they may not be changed without the affirmative vote of a majority of the Fund's outstanding voting securities. These fundamental restrictions, as well as non-fundamental restrictions (which may be changed by Great Hall's Board of Directors without a vote of shareholders) are set forth in detail in the Statement of Additional Information. The fundamental restrictions include a restriction that each Fund may invest no more than 25% of its total assets in any one industry, except for securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and except that: (a) with respect to the Tax-Free Fund, this restriction does not apply to municipal obligations, and (b) with respect to both funds, this restriction does not apply to securities issued or guaranteed by United States banks or United States branches of foreign banks that are subject to the same regulation as United States banks.

                             INVESTMENT MANAGEMENT

     Insight, 60 South Sixth Street, Minneapolis, Minnesota 55402, serves as each Fund's investment adviser. Pursuant to the investment advisory agreement in effect between the Funds and Insight (the "Advisory Agreement"), Insight manages the investment and reinvestment of each Fund's assets in accordance with such Fund's investment objective, policies and limitations, subject to the general supervision and control of Great Hall's Board of Directors. In addition, Insight is responsible for the overall management of each Fund's business affairs, subject to the authority of the Board of Directors of Great Hall. Under the Advisory Agreement, Insight furnishes office facilities and clerical and administrative services to the Funds and may also bear certain promotional expenses, including a portion of the costs of printing and distributing prospectuses utilized for promotional purposes. Insight also performs and bears the internal costs of research, statistical analysis and continuous supervision of the investment portfolios of each Fund. Insight (formerly Insight Bond Management, Inc.) has been registered with the SEC as an investment adviser since 1983, and has been a portfolio manager of publicly offered investment companies since 1986. Insight is a wholly owned subsidiary of DRC.

     Under each Fund's Advisory Agreement, Insight is entitled to receive a monthly advisory fee equal to 0.25% per annum of the Fund's average daily net assets.

     Each Fund pays all its expenses that are not expressly assumed by Insight. These expenses include, among others, the advisory fee, shareholder and fund accounting services fees and expenses, the fees and expenses of directors of Great Hall who are not "affiliated persons" of Insight, interest expense, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying each Fund and its shares for distribution under federal and state securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian and portfolio accounting charges, auditing and legal expenses, insurance expense, association membership dues, and the expense of shareholders' reports, meetings and proxy solicitations. Each Fund is also liable for such nonrecurring expenses as may arise, including litigation to which such Fund may be a party. Each Fund and/or Great Hall may have an obligation to indemnify its directors and officers with respect to such litigation.

                                 HOW TO INVEST

     You may purchase shares of each Fund through the Funds' distributor, Dain Rauscher Incorporated (the "Distributor"), at the net asset value next determined following receipt of an order in federal funds. The Distributor is a wholly-owned subsidiary of DRC.

     The Funds are sold without a sales charge. A minimum investment of $1 million is required. This minimum is waived for investment advisory clients of Insight.

     You may open an account and make your initial investment in a Fund by contacting your investment executive. See "Shareholder Services." Great Hall and the Distributor reserve the right to reject in whole or in part any order to purchase shares of the Funds. The Funds do not issue share certificates.

                              HOW TO REDEEM SHARES

     You may redeem shares for cash through the Distributor at the net asset value next computed after receipt of a redemption request in proper form. If shares have been purchased by check and are being redeemed, the purchase check must be collected before payment for the redemption can be made. Redemption will be treated as a sale for federal income tax purposes. See "Taxes."

     Under the 1940 Act, the right of redemption may be suspended or the date of payment postponed for more than seven days at times when the New York Stock Exchange Inc. (the "NYSE") is closed other than customary weekend or holiday closings, or when trading on the NYSE is restricted, or under certain emergency circumstances as determined by the SEC.

                                NET ASSET VALUE

     The net asset value of each Fund is determined as of the primary closing time of the NYSE (currently 4:00 p.m. New York time), Monday through Friday, except on: (a) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund; or (b) the following national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Board of Directors of Great Hall expects that the net asset value per share for each of the Funds will ordinarily be $1.00. However, there is no assurance that any Fund will be able to maintain a stable net asset value of $1.00 per share. The net asset value per share of each Fund is calculated by subtracting each Fund's liabilities from the value of its assets (based on the amortized cost method) and dividing the result by the number of outstanding shares of such Fund. The amortized cost method values each Fund's portfolio securities at such Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

                                 DISTRIBUTIONS

     All dividends and distributions of each Fund will be reinvested in additional shares of such Fund (including fractional shares where necessary) at net asset value.

     Each Fund will declare dividends from net investment income daily, Monday through Friday (except on customary national business holidays or when the Funds' transfer agent is not open for business) at 3:00 p.m. Central time, immediately prior to the determination of net asset value. The Funds will distribute such dividends monthly on the last business day of each month. The Funds do not expect to realize any net long-term capital gains. If such gains are realized, however, they will be distributed at least annually and will be taxable as "long-term" capital gains, regardless of the length of time the shareholder has held the shares. Each daily dividend is payable on "shares of record" at the time of its declaration. For this purpose, "shares of record" means shares purchased for which payment has been received by the Distributor or the applicable Fund and excludes shares redeemed on the day of the dividend declaration.

                                     TAXES

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), during each taxable year. If so qualified, the Fund will not be subject to federal income taxes to the extent net investment income and net capital gain are timely distributed to shareholders.

Prime Fund

     All dividends other than capital gain dividends that will be paid to shareholders will be taxable as ordinary income, even if reinvested in additional shares. In the case of corporate shareholders, no dividends paid by the Fund will qualify for the dividends received deduction for corporations. Capital gain dividends will be taxable as capital gain, even if reinvested in additional shares.

     Under federal law, the income derived from obligations issued by the U.S. Government and certain of its agencies and instrumentalities is exempt from state individual income taxes. Most states that tax personal income permit mutual funds to pass through this tax exemption to shareholders.

Tax-Free Fund

     The Tax-Free Fund will distribute substantially all of its investment income and net capital gain to shareholders. Dividends derived from interest earned on tax-exempt municipal obligations designated as exempt-interest dividends by the Fund will not be subject to federal income taxation. Capital gain dividends will be taxed as capital gains, even if reinvested in additional shares. Dividends, if any, derived from sources other than tax-exempt interest and net capital gains will be taxable to shareholders as ordinary income for federal income tax purposes even if reinvested in additional shares.

     For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance certain private activities are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers and the federal environmental tax on corporations. The Tax-Free Fund may invest in such obligations, provided that at least 80% of the value of such Fund's net assets will, during normal market conditions, be invested in tax-exempt obligations the interest on which is not an item of tax preference for purposes of the AMT. In addition, all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings for purposes of determining the federal corporate AMT.

     The Tax-Free Fund anticipates that substantially all of its dividends will be exempt from federal income taxes and will notify each shareholder annually of the tax status of all distributions. Distributions by the Fund may be subject to state and local taxes. You should consult your tax adviser regarding the tax status of such distributions in the relevant state and locality. The Tax-Free Fund will report to its shareholders annually the percentage and source, on a state-by-state basis, of interest income earned on municipal obligations held during the preceding year.

                             SHAREHOLDER SERVICES

     Shareholder inquiries may be directed to Insight or your investment executive. Written inquiries to Insight should be directed to Insight at the address set forth on the cover of this Prospectus.

     Each of the Funds intends to send to shareholders written notification of their purchase or redemption transactions on a monthly basis in lieu of immediate confirmation, within five business days after the end of each month. If there is no purchase or redemption activity in a shareholder's account, a quarterly statement will be sent.

                                  PERFORMANCE

     From time to time, each Fund may advertise its yield, which reflects the rate of income the Fund earns on its investments as a percentage of its price per share. All yield figures are based on historical earnings and are not intended to indicate future performance.

     The current yield of the Funds refers to the income generated over a seven-day period (which period will be stated in the advertisement). The income is then annualized. That is, the amount of income generated by the investment that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective or compounded yield of the Funds is calculated similarly, but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective or compounded yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

     The Tax-Free Fund may advertise its taxable equivalent yield, which will be calculated by applying the stated income tax rate only to that portion of the Tax-Free Fund's seven-day yield or effective yield that is exempt from taxation. The stated income tax rate is subtracted from the number 1 (e.g., 1 minus 36% equals 64%), and the tax-exempt portion of the yield is divided by the difference. The result is then added to that portion of the Fund's yield, if any, that is not tax-exempt.

     Performance advertising by each Fund may include total return data. The total return of a Fund refers to its overall change in value, assuming all dividends and gains distributions are reinvested. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over a specified period of time, that would compare the initial amount to the ending redeemable value of such investment.

     A Fund may also use aggregate total return figures for various periods, representing the cumulative change in value of an investment in such Fund for the specific period (again reflecting change in Fund share prices and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions).

     The Funds' performance from time to time in reports or promotional literature may be compared to generally accepted indices or analyses such as those provided by Lipper Analytical Service, Inc., S&P, Dow Jones, CDA Investment Technologies, Inc., Morningstar and Investment Company Data Incorporated. Performance ratings reported periodically in national financial publications also may be used.

                           DESCRIPTION OF THE FUNDS

     Great Hall was incorporated under the laws of the State of Minnesota in June 1991 and is registered with the SEC under the 1940 Act as an open-end management investment company. This registration does not involve supervision of management or investment policy by an agency of the federal government. Great Hall is authorized to issue shares representing interests in separate series. Currently, Great Hall offers its shares in five separate series. Ten billion shares have been designated for each of the Prime Fund and the Tax-Free Fund.

     Great Hall is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders, and does not intend to hold such meetings. The Board of Directors may convene shareholder meetings when it deems appropriate and is required under Minnesota law to schedule regular or special meetings in certain circumstances. Additionally, under
Section 16(c) of the 1940 Act, the Board of Directors of Great Hall must promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

     Under Minnesota law, the Board of Directors has overall responsibility for managing Great Hall in good faith, in a manner reasonably believed to be in the best interests of Great Hall, and with the care an ordinarily prudent person in a like position would exercise in similar circumstances. The Articles of Incorporation of Great Hall limit the liability of directors to the fullest extent permitted by law.

                    CUSTODIAN AND ACCOUNTING SERVICES AGENTS

     Norwest Bank Minnesota, N.A., 733 Marquette Avenue, Minneapolis, Minnesota 55479-0040, serves as the custodian of the Funds. PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent of the Funds. Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105-1716, serves as the fund accounting agent of the Funds. Pursuant to a Shareholder Account Services Agreement, the Distributor also performs certain shareholder accounting services for the Funds.

                             YEAR 2000 INFORMATION

     Many existing computer systems, including some used by Insight and the Distributor, as well as the Funds' custodian, transfer agent and fund accounting agent in connection with their respective services to the Funds, have been written in such a way that, without modification, may not properly process and calculate date-related information and data from and after January 1, 2000. Great Hall has been advised that Insight, the Distributor and the Funds' custodian, transfer agent and fund accounting agent are in the process of making required modifications of their programs and systems and that they believe that they will complete such modifications on a timely basis and will be able to properly process such information and data after that date. The costs of these modifications will not directly affect the Funds. However, failure by any of such service providers to successfully complete the required modifications in a timely manner could have a material adverse impact on the Funds and their shareholders.

                         TAX EXEMPT VS. TAXABLE INCOME

     The table below shows the approximate yields that taxable securities must earn to equal federally tax-exempt yields under selected federal income tax brackets. The 39.6% federal rate is the highest rate currently in effect and currently scheduled to be in effect for individuals in 1998.

                                         Taxable Equivalent Yields
                                   -----------------------------------
                                           Federal Tax Brackets
                                   -----------------------------------
          Tax-Free Yields           28%       31%       36%      39.6%
          ---------------          -----     -----     -----     -----
                2.0%..........      2.78      2.90      3.13      3.31
                2.5%..........      3.47      3.62      3.91      4.14
                3.0%..........      4.17      4.35      4.69      4.97
                3.5%..........      4.86      5.07      5.47      5.79
                4.0%..........      5.56      5.80      6.25      6.62
                4.5%..........      6.25      6.52      7.03      7.45
                5.0%..........      6.94      7.25      7.81      8.28

     This table does not take into consideration any federal alternative minimum tax. In addition, the table is based upon yields that are derived solely from tax-exempt income. To the extent that Tax-Free Fund's actual yield is derived from taxable income, the Fund's equivalent taxable yield will be less than set forth in the table. The tax-free yields used in the table should not be considered as representations of any particular rates of return and are for purposes of illustration only.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Fees and Expenses............................................................2
Financial Highlights.........................................................3
Investment Objectives and Policies...........................................4
Certain Investment Strategies and Restrictions...............................7
Investment Management........................................................8
How To Invest................................................................9
How To Redeem Shares.........................................................9
Net Asset Value.............................................................10
Distributions...............................................................10
Taxes.......................................................................11
Shareholder Services........................................................12
Performance.................................................................12
Description of the Funds....................................................13
Custodian and Accounting Services Agents....................................14
Year 2000 Information.......................................................14
Tax Exempt vs. Taxable Income...............................................14

                       GREAT HALL INVESTMENT FUNDS, INC.

                     Post-Effective Amendment No. 12 to the
                      Registration Statement on Form N-1A

                                     PART B

                      Statements of Additional Information

                       GREAT HALL INVESTMENT FUNDS, INC.

                     Post-Effective Amendment No. 12 to the
                      Registration Statement on Form N-1A

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                                      OF
                GREAT HALL INSTITUTIONAL PRIME MONEY MARKET FUND
                                      AND
              GREAT HALL INSTITUTIONAL TAX-FREE MONEY MARKET FUND
              (each a series of Great Hall Investment Funds, Inc.)

GREAT HALL
   INSTITUTIONAL PRIME MONEY MARKET FUND
   ----------------------------------------------
   INSTITUTIONAL TAX-FREE MONEY MARKET FUND
   ----------------------------------------------
     60 South Sixth Street
     Minneapolis, Minnesota 55402
     (800) 934-6674

                      -----------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
                             dated October 1, 1998
                      -----------------------------------

     Great Hall Institutional Prime Money Market Fund ("Prime Fund") and Great Hall Institutional Tax-Free Money Market Fund ("Tax-Free Fund") (together, the "Funds") are diversified series of Great Hall Investment Funds, Inc. ("Great Hall"), an open-end management investment company which currently offers its shares of common stock in five series. This Statement of Additional Information relates only to the Funds and does not relate to any other series of Great Hall.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated October 1, 1998, which has been filed with the Securities and Exchange Commission (the "SEC"). To obtain a copy of the Prospectus, please call Great Hall or your investment executive. This Statement of Additional Information incorporates by reference the audited financial statements of Prime Fund for the year ended July 31, 1998 and the related schedule of Investments in Securities contained in Great Hall's Annual Report to Shareholders for the year ended July 31, 1998 (a copy of which accompanies this Statement of Additional Information).

                               TABLE OF CONTENTS
                               -----------------
                                                                     Page
                                                                     ----
     Investment Policies......................................        B-2
     Investment Restrictions..................................        B-8
     Taxes....................................................        B-9
     Portfolio Transactions...................................       B-10
     Management and Distribution Agreements...................       B-11
     Determination of Net Asset Value.........................       B-12
     Calculation of Performance Data..........................       B-13
     Directors and Officers...................................       B-14
     General Information......................................       B-16
     Counsel and Auditors.....................................       B-17
     Financial and Other Information..........................       B-17
     Appendix--Ratings of Investments.........................        A-1

     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated October 1, 1998, and, if given or made, such information or representations may not be relied upon as having been authorized by Great Hall or the Distributor (as defined herein). This Statement of Additional Information does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state or jurisdiction in which such offering or solicitation may not lawfully be made. The delivery of this Statement of Additional Information at any time shall not imply that there has been no change in the affairs of any of the Funds since the date hereof.

                              INVESTMENT POLICIES

     The following information supplements that set forth under "Investment Objectives and Policies" and "Certain Investment Strategies" in the Prospectus and does not, standing alone, present a complete explanation of the matters disclosed. You must also refer to the Prospectus to obtain information on the matters disclosed below.

Both Funds

     Government Securities. Each Fund may invest without limitation in obligations of the United States Government or agencies or instrumentalities of the United States Government ("Government Obligations"). Government Obligations are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some Government Obligations, such as U.S. Treasury bills, notes and bonds and securities issued by the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the United States Treasury. Others, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury. Still other Government Obligations, such as those issued by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Student Loan Marketing Association, are backed only by the credit of the agency or instrumentality issuing the obligations and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In none of these cases, however, does the United States Government guarantee the value or yield of the Government Obligations themselves or the net asset value of any Fund's shares.

     Repurchase Agreements. Each Fund may enter into repurchase agreements with respect to any of the securities in which the Fund may invest directly.
A repurchase agreement is an agreement under which a Fund will purchase a security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer to the Fund's custodian of eligible securities with an initial market value, including accrued interest, equal to at least the dollar amount invested by the Fund in each agreement, and with the value of the underlying securities marked to market daily to maintain at least 100% collateralization of the repurchase price (including accrued interest).A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase obligation and might also cause the Fund to incur disposition costs in liquidating the collateral. However, each Fund intends to enter into repurchase agreements only with primary dealers that report to the Federal Reserve Bank of New York or with the 100 largest U.S. commercial banks (as measured by domestic deposits). Additionally, each Fund intends to follow the collateral custody, protection and perfection guidelines recommended by the Comptroller of the Currency for the use of national banks in their direct repurchase agreement activities. As a non-fundamental policy, no Fund will invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid investments.

     Illiquid Investments; Liquidity Guidelines. Each Fund is permitted to invest up to 10% of its assets in all forms of "illiquid" investments and may invest without limitation in "restricted" securities which Insight Investment Management, Inc., each Fund's investment adviser ("Insight"), pursuant to liquidity standards established by Great Hall's Board of Directors, has determined are liquid. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements or to foreign purchasers pursuant to Regulation S and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the SEC, since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, Insight believes that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. Each Fund may invest without limitation in these forms of restricted securities if such securities are deemed by Insight to be liquid in accordance with liquidity guidelines established by Great Hall's Board of Directors. Under these guidelines, Insight must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in restricted securities could have the effect of increasing the level of each Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

Great Hall Institutional Prime Money Market Fund

     Prime Fund invests in high quality, domestic money market instruments, including but not limited to marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (described below); corporate debt obligations that are rated AA or better by Standard & Poor's Corporation ("S&P"), or Aa or better by Moody's Investors Service, Inc. ("Moody's"); obligations of banks and savings and loans that are members of the Federal Deposit Insurance Corporation (the "FDIC"), which obligations may include, but are not limited to, certificates of deposit, bankers' acceptances and documented discount notes and letters of credit; high-grade commercial paper guaranteed or issued by domestic corporations; and instruments (including repurchase agreements) secured by such obligations.

     Investments in obligations of banks and savings and loans are limited to:
(a) certificates of deposit issued by banks with assets in excess of $500,000,000 or branches of such banks; (b) certificates of deposit or other deposit obligations of savings and loans with assets in excess of $500,000,000; and (c) bankers' acceptances, letters of credit or other obligations guaranteed by banks meeting the above criteria. Bankers' acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. Obligations issued or guaranteed by FDIC member institutions are not necessarily guaranteed by the FDIC. Deposit obligations of domestic banks and savings and loans are only insured by the FDIC up to a maximum of $100,000, which limitation applies to all funds that Prime Fund may have on deposit at any one bank or savings and loan. Bankers' acceptances and letters of credit are not so insured. Deposit obligations of foreign banks or foreign branches of domestic banks also are not covered by FDIC insurance; in addition, such investments may involve other risks different from risks associated with investments in deposit obligations of domestic banks, such as future political and economic developments and the possible imposition of governmental restrictions.

     Permissible commercial paper investments generally consist of obligations rated Prime-1 or A-1, or their subsequent equivalents, by Moody's or S&P, or unrated commercial paper issued by companies with an unsecured debt issue outstanding that is rated Aa or better by Moody's or AA or better by S&P. Commercial paper constitutes unsecured indebtedness of business or banking firms issued to finance their short-term financial needs. Prime Fund may also purchase corporate debt obligations maturing within 397 days from the date of acquisition with a minimum rating of Aa or AA.

Great Hall Institutional Tax-Free Money Market Fund

     Tax-Free Fund invests in debt obligations issued by or on behalf of any state, territory or possession of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities, and participation interests therein, the interest on which is, in the opinion of counsel for the issuer, wholly exempt from federal income taxation.

     The types of obligations that Tax-Free Fund may purchase include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes that are Eligible Securities. Tax-Free Fund may also invest in municipal bonds and participation interests therein, including industrial development revenue bonds and pollution control revenue bonds, and other types of tax-exempt municipal obligations, such as short-term discount notes, all of which must be Eligible Securities.

     Securities purchased by Tax-Free Fund mature within 397 days from the date of purchase or carry variable or floating rates that are adjusted at least every 397 days and have demand features and quality characteristics that under applicable law and interpretations of such law permit the securities to be treated as if they mature in 397 days or less from the date of purchase.

     Bond anticipation notes are issued in anticipation of a later issuance of bonds and are usually payable from the proceeds of the sale of the bonds anticipated or of renewal notes. Construction loan notes, issued to provide construction financing for specific projects, are often redeemed after the projects are completed and accepted with funds obtained from the Federal Housing Administration under "Fannie Mae" (Federal National Mortgage Association) or "Ginnie Mae" (Government National Mortgage Association). Revenue anticipation notes are issued by governmental entities in anticipation of revenues to be received later in the then current fiscal year. Tax anticipation notes are issued by state and local governments in anticipation of collection of taxes to finance the current operations of such governments. These notes are generally repayable only from tax collections and often only from the proceeds of the specific tax levy whose collection they anticipate.

     Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified as either "general obligation" or "revenue" bonds and frequently have maturities in excess of 397 days at the time of issuance, although a number of such issues now have variable or floating interest rates and demand features that may permit Tax-Free Fund to treat them as having maturities of less than 397 days. There are many variations in the terms of, and the underlying security for, the various types of municipal bonds. General obligation bonds are issued by states, counties, regional districts, cities, towns and school districts for a variety of purposes including mass transportation, highway, bridge, school, road, and water and sewer system construction, repair or improvement. Payment of these bonds is secured by a pledge of the issuer's full faith and credit and taxing (usually property tax) power.

     Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds are often secured by debt service revenue funds, rent subsidies and/or mortgage collateral to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on such bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.

     Although Tax-Free Fund may invest more than 25% of its net assets in:
(a) municipal obligations whose issuers are in the same state; (b) municipal obligations the interest upon which is paid solely from revenues of similar projects; and (c) industrial development and pollution control revenue bonds that are not variable or floating rate demand municipal obligations, it does not presently intend to do so on a regular basis. The identification of the issuer of a tax-exempt security for purposes of the 1940 Act depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Generally, the District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in the Prospectus and this Statement of Additional Information with respect to Tax-Free Fund, and the non-governmental user of facilities financed by industrial development or pollution control revenue bonds is also considered to be an issuer.

     Legislation to restrict or eliminate the federal income tax exemption for interest on certain municipal obligations that may be purchased by Tax-Free Fund has been introduced in Congress; other such legislation also may be introduced in the future by Congress or by state legislatures. If enacted, any such legislation could adversely affect the availability of municipal obligations for Tax-Free Fund's portfolio. Upon the effectiveness of any such legislation that materially affects the Tax-Free Fund's ability to achieve its investment objective, the Board of Directors of Great Hall will reevaluate the Fund's investment objective and submit to its shareholders for approval necessary changes in its objectives and policies.

     Variable and Floating Rate Demand Municipal Obligations. Variable and floating rate demand municipal obligations are tax-exempt obligations that provide for a periodic adjustment in the interest rate paid on the obligations and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit or comparable guarantee issued with respect to such obligations. The issuer of such an obligation may have a corresponding right to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon notice comparable to that required for the holder to demand payment.

     The variable or floating rate demand municipal obligations in which Tax-Free Fund may invest are payable on demand at any time on no more than 30 days' notice or at specified intervals not exceeding 397 days and upon no more than 30 days' notice. The terms of such obligations must provide that interest rates are adjustable at intervals ranging from weekly up to annually. The adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective obligations. Such obligations are subject to the quality characteristics for municipal obligations set forth above and described in the Prospectus. Tax-Free Fund may invest, without limitation, in such obligations.

     The principal and accrued interest payable to Tax-Free Fund on demand will be supported by an irrevocable letter of credit or comparable guarantee of a financial institution (generally a commercial bank) whose short-term taxable debt meets the quality criteria for investment by Tax-Free Fund in municipal obligations, except in cases where the security itself meets the credit criteria of the Fund without such letter of credit or comparable guarantee. Thus, although the underlying variable or floating rate demand obligation may be unrated, Tax-Free Fund in such cases will have at all times an alternate credit source to draw upon for payment with respect to such security.

     Tax-Free Fund may also purchase participation interests in variable or floating rate obligations. Such participation interests will have, as part of the participation agreement between the Fund and the selling financial institution, a demand feature that permits Tax-Free Fund to demand payment from the seller of the principal amount of the Fund's participation plus accrued interest thereon. This demand feature always will be supported by a letter of credit or comparable guarantee provided by the selling financial institution. Such financial institution will retain a service fee, a letter of credit fee and a fee for issuing commitments to purchase on demand in an amount equal to the excess of the interest paid on the variable or floating rate obligation in which Tax-Free Fund has a participation interest over the negotiated yield at which the participation interest was purchased. Accordingly, Tax-Free Fund will purchase such participation interests only when the yield to the Fund, net of such fees, is equal to or greater than the yield then available on other variable rate demand securities or short-term, fixed rate, tax-exempt securities of comparable quality and where the fees are reasonable in relation to the services provided by the financial institution and the security and liquidity provided by the letter of credit or guarantee.

     While variable and floating rate demand municipal obligations are expected to have maturities in excess of 397 days, Great Hall currently expects that Tax-Free Fund will exercise its right to demand payment of principal and accrued interest on such an obligation if it no longer meets the Fund's quality standards, unless, of course, the obligation can be sold for a greater amount in the market.

     Stand-By Commitments. Consistent with the requirement of Rule 2a-7, Tax-Free Fund may also acquire "stand-by commitments" with respect to obligations held in its portfolio. Under a "stand-by commitment," a dealer agrees to purchase, at Tax-Free Fund's option, specified obligations at a specified price. "Stand-by commitments" are the equivalent of a "put" option acquired by Tax-Free Fund with respect to particular obligations held in its portfolio.

     The amount payable to Tax-Free Fund upon its exercise of a "stand-by commitment" will normally be: (a) Tax-Free Fund's acquisition cost of the obligation (excluding any accrued interest that Tax-Free Fund paid on its acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period Tax-Free Fund owned the obligation; plus (b) all interest accrued on the obligations since the last interest payment date during the period such obligation is owned by Tax-Free Fund. "Stand-by commitments" may be acquired when the remaining maturity of the underlying obligation is greater than 60 days, but will be exercisable by Tax-Free Fund only during the 60 day period before the maturity of such obligation. Absent unusual circumstances, Tax-Free Fund will value the underlying obligation on an amortized cost basis. Accordingly, the amount payable by a dealer during the time a "stand-by commitment" is exercisable is substantially the same as the value of the underlying obligation. Tax-Free Fund's right to exercise "stand-by commitments" must be unconditional and unqualified. A "stand-by commitment" is not transferable by Tax-Free Fund, although it may sell the underlying obligation to a third party at any time.

     Tax-Free Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration.
However, if necessary and advisable, it may pay for "stand-by commitments" either separately in cash or by paying a higher price for obligations that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held in Tax-Free Fund's portfolio may not exceed 1/2 of 1% of the value of Tax-Free Fund's total assets calculated immediately after each "stand-by commitment" is acquired.

     Tax-Free Fund intends to enter into "stand-by commitments" only with dealers, banks and broker-dealers that, in the opinion of Insight, present minimum credit risks. Tax-Free Fund's reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying obligations that are subject to the commitment. However, the failure of a party to honor a "stand-by commitment" could have an adverse impact on the liquidity of Tax-Free Fund during periods of rising interest rates.

     Tax-Free Fund intends to acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a "stand-by commitment" will not affect the valuation or maturity of the underlying obligation, which will continue to be valued in accordance with the amortized cost method. "Stand-by commitments" will be valued at zero in determining net asset value. Where Tax-Free Fund pays directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment is held. "Stand-by commitments" will not affect the average weighted maturity of Tax-Free Fund's portfolio.

     "When-lssued" Obligations. Tax-Free Fund may make commitments to purchase municipal obligations on a "when-issued" basis, i.e., delivery and payment for the obligations normally takes place at a date after the commitment to purchase although the payment obligation and the coupon rate have been established before the time the Fund enters into the commitment. The settlement date usually occurs within one week of the purchase of notes and within one month of the purchase of bonds. Great Hall intends that Tax-Free Fund will make commitments to purchase obligations with the intention of actually acquiring them, but may sell the obligations before settlement date if such action is advisable or necessary as a matter of investment strategy. At the time the Fund makes a commitment to purchase an obligation, it will record the transaction and reflect the value of the obligation in determining its net asset value. The Custodian will maintain on a daily basis a separate account for the Fund consisting of cash or liquid debt securities with a value at least equal to the amount of the Fund's commitments to purchase "when-issued" obligations.

     Obligations purchased on a "when-issued" basis or held in Tax-Free Fund's portfolio are subject to changes in market value based not only upon the public's perception of the creditworthiness of the issuer but also upon changes in the level of interest rates. In the absence of a change in credit characteristics, which, of course, will cause changes in value, the value of portfolio investments can be expected to decline in periods of rising interest rates and to increase in periods of declining interest rates. Therefore, if to achieve higher interest income Tax-Free Fund remains substantially fully invested at the same time that it has purchased obligations on a "when-issued" basis, there will be a greater possibility that the market value of Tax-Free Fund's assets will vary from $1.00 per share. See "Net Asset Value." However, Tax-Free Fund does not believe that under normal circumstances its net asset value or income will be affected by its purchase of obligations on a "when-issued" basis.

     When payment is made for "when-issued" securities, Tax-Free Fund will meet its obligations from its then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, from sale of the "when-issued" securities themselves (which may have a market value greater or less than the Fund's obligation). Sale of securities to meet such obligations would involve a greater potential for the realization of capital gains, which could cause Tax-Free Fund to realize income not exempt from federal income taxation.

     State and Municipal Lease Obligations. Tax-Free Fund is permitted to invest in state and municipal lease obligations ("municipal leases"). Traditionally, municipal leases have been viewed by the SEC staff as illiquid investments. However, subject to Board standards similar to the standards applicable to restricted securities (as discussed in the Prospectus), Insight may treat certain municipal leases as liquid investments and not subject to the policy limiting investments in illiquid investments.

     Municipal leases are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase or conditional sale contract or a participation certificate in such a lease or contract. Municipal leases frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies. In determining municipal leases in which the Fund will invest, Insight will evaluate the credit rating of the lessee and the terms of the lease. Additionally, Insight may require that certain municipal leases be secured by a letter of credit or put arrangement with an independent financial institution.

     The constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. These requirements may include approving voter referendums, debt limits, interest rate limits and public sale requirements. Municipal leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (a) the inclusion in many municipal leases of a "nonappropriation clause" that provides that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis; (b) the exclusion of a municipal lease from the definition of indebtedness under relevant state law; or (c) the provision in the municipal lease for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

     If a municipal lease is terminated by the public body for nonappropriation or other reason not constituting a default under the lease, the rights of the lessor or holder of a participation interest therein are limited to repossession of the leased property without any recourse to the general credit of the public body. The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in a loss.

     Municipal leases represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations. Therefore, as mentioned above, municipal leases held by Tax-Free Fund will be treated as illiquid unless they are determined to be liquid pursuant to the aforementioned liquidity guidelines. Additionally, the lack of an established trading market for municipal leases may make the determination of fair market value more difficult.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Restrictions. In addition to the Funds' investment objectives and those policies identified as fundamental in the Prospectus, each of the Funds has adopted the following fundamental investment restrictions, which may not be changed without approval of shareholders owning a majority of such Fund's outstanding shares, which as used in the Prospectus and this Statement of Additional Information means the lesser of: (a) 67% or more of such Fund's shares present at a shareholders' meeting if more than 50% of such Fund's shares are represented at the meeting in person or by proxy; or (b) more than 50% of such Fund's outstanding shares. Neither of the Funds may:

     (1) borrow money or issue senior securities (as defined the Investment Company Act of 1940, as amended), except for temporary or emergency non-investment purposes such as to accommodate abnormally heavy redemption requests, and then only in an amount not exceeding 5% of the value of its total assets at the time of borrowing;

     (2) underwrite securities issued by other persons, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

     (3) invest more than 25% of its total assets in any one industry, except that (i) with respect to Tax-Free Fund, this restriction shall not apply to municipal obligations; (ii) with respect to Prime Fund and Tax-Free Fund this restriction shall not apply to securities issued or guaranteed by United States banks or United States branches of foreign banks that are subject to the same regulation as United States banks; and (iii) this restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (4) purchase or sell real estate or real estate mortgage loans (although a Fund may invest in obligations secured by interests in real estate), commodities, commodity contracts (including futures contracts), real estate partnership interests and oil, gas and mineral leases; or

     (5) make loans, other than by entering into repurchase agreements and through the purchase of other permitted investments in accordance with its investment objective and policies.

     If the issuer of a security is within a given industry and the security is guaranteed by an entity within a different industry, the industry of the guarantor rather than that of the issuer shall be deemed to be the industry for purposes of applying the test in investment restriction number 3 above.

     Non-Fundamental Investment Restrictions. In addition, each Fund has adopted certain non-fundamental investment restrictions, which may be changed by the Board of Directors of Great Hall without approval by such Fund's shareholders. As non-fundamental policies, neither Fund may:

     (1) invest in companies for the purpose of exercising control or management;

     (2) invest in securities issued by other investment companies in excess of limits imposed by applicable law;

     (3) invest more than 10% of its net assets in illiquid investments, including but not limited to repurchase agreements maturing in more than seven days;

     (4) pledge, mortgage or hypothecate its assets, except that to secure permitted borrowings; or

     (5) sell securities short or purchase any securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions.

     Percentage Restrictions. If a fundamental or a non-fundamental percentage restriction or limitation is adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values or net assets will not be considered a violation thereof.

                                     TAXES

Taxation of the Funds-In General

     Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Fund must, among other things; (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements at the close of each quarter of such Fund's taxable year. Furthermore, in order to be entitled to pay exempt-interest dividends to shareholders, Tax-Free Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from federal income tax ("tax-exempt obligations").

     As a regulated investment company, a Fund will not be liable for federal income taxes on the part of its taxable net investment income and net capital gains, if any, that it distributes to shareholders if at least 90% of its net investment income (including tax-exempt income net of any disallowed deductions relating thereto) and net short-term capital gain for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of such Fund's current or accumulated earnings and profits.

     Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute: (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (b) at least 98% of its capital gain net income for the twelve-month period ending on October 31 (or December 31, if such Fund so elects); and (c) any portion (not taxed to such
Fund) of the respective balances from the prior year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

     If Tax-Free Fund disposes of a tax-exempt obligation at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

     If a shareholder receives an exempt-interest dividend with respect to any share and sells or exchanges such share after holding it for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security benefits received by shareholders that are subject to federal income tax may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by shareholders of the Fund.

     Distributions of exempt-interest dividends by Tax-Free Fund may be subject to state and local taxes even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations that, if realized by the shareholder directly, would be exempt from such taxes. Tax-Free Fund will report to its shareholders annually after the close of its taxable year the percentage and source, on a state-by-state basis, of interest income earned on tax-exempt obligations held by such Fund during the preceding year. Shareholders of Tax-Free Fund are advised to consult their tax advisers concerning the application of state and local taxes.

     Under the Code, investors will not be allowed to deduct interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends to the extent such interest expenses relate to exempt-interest dividends received by the shareholder. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of a Fund. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

     Tax-Free Fund may acquire variable and floating rate demand municipal obligations and "stand-by commitments" or "puts" from banks and municipal securities dealers. See "Great Hall Institutional Tax-Free Money Market Fund - Variable and Floating Rate Demand Municipal Obligations" and "Stand-By Commitments" in this Statement of Additional Information. With respect to each such acquisition, an opinion of issuer's counsel will be issued that Tax-Free Fund will be treated for federal income tax purposes as the owner of the municipal obligations acquired subject to such demand features or to such stand-by commitments; the interest on such municipal obligations will be tax-exempt to Tax-Free Fund; and the purchase prices of municipal obligations subject to stand-by commitments must be allocated between such securities and stand-by commitments based upon their relative fair market values.

     A Fund, or a shareholder's broker with respect to a Fund, is required to withhold federal income tax at a rate of 31% of the dividends, capital gains distributions and proceeds of redemptions if a shareholder fails to furnish such Fund with a correct taxpayer identification number ("TIN") or to certify that the shareholder is exempt from such withholding or if the Internal Revenue Service notifies such Fund or broker that the shareholder has provided such Fund with an incorrect TIN or failed to properly report dividend or interest income for federal income tax purposes. Any such withheld amount will be fully creditable on each shareholder's individual federal income tax return. An individual's TIN is his or her social security number.

     The foregoing is only a summary of some of the important federal tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal or state income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning.

     Each investor is advised to consult his or her tax adviser regarding specific questions as to federal, state, local and foreign taxation.

                             PORTFOLIO TRANSACTIONS

     As provided in the investment advisory agreement in effect between Insight and the Funds, Insight makes investment decisions and decisions as to the execution of portfolio transactions for the Funds, subject to the general supervision of the Board of Directors of Great Hall. At times, investment decisions may be made to purchase or sell the same investment security for more than one Fund, in which case the transactions will be allocated as to amount and price in a manner considered equitable to each Fund. In some cases this procedure may possibly have a detrimental effect on the price or volume of the security as far as one or more Funds are concerned. On the other hand, the ability of the Funds to participate in volume transactions may produce better executions for the Funds in some cases. It is the opinion of the Board of Directors that the benefits available because of Insight's organization outweigh any disadvantages that may arise from exposure to simultaneous transactions.

     Under the 1940 Act, persons affiliated with Great Hall are prohibited from dealing with Great Hall as a principal in the purchase and sale of investments. Since over-the-counter transactions are usually principal transactions, affiliated persons of Great Hall may not serve as a dealer in connection with such transfers or commitments. The 1940 Act also prohibits Great Hall from purchasing a security being publicly underwritten from a syndicate in which any affiliated person is a principal underwriter except in accordance with certain limitations. Furthermore, Great Hall may not use any affiliated person as a broker or dealer in executing portfolio transactions without complying with the limitations imposed by the rules of the SEC, which rules require the commissions, fees or other remuneration received by such affiliated broker or dealer be: (a) reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or dealers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time; and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker or dealer on comparable transactions for its most favored comparable unaffiliated customers.

     Most purchase and sale transactions with respect to a Fund are with the issuer or an underwriter or with major dealers of securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter normally includes a commission paid by the issuer to the underwriter. Purchases or sales from or to dealers will normally reflect the spread between bid and ask prices.

     Insight, in effecting purchases and sales of portfolio securities for the accounts of the Funds, will place orders in such manner as in its opinion will offer the best price and market for the execution of each transaction. Given the best price and market obtainable, it is the practice of the Funds when purchasing through dealers to select them primarily on the basis of the furnishing by such dealers, in addition to satisfactory execution of the transaction, of research information and statistical and other services to Insight. It is not always possible to place a dollar value on information and services received from dealers. Since it is only supplementary to Insight's own research efforts, the receipt of research information is not expected to reduce significantly Insight's expenses. Such Funds may also consider, subject to the requirement of best execution, dealers' sales of the Funds' shares when selecting dealers to execute portfolio transactions. While Insight will be primarily responsible for the placement of such Funds' business, the policies and practices of the Funds in this regard must be consistent with the foregoing and will at all times be subject to review by the Board of Directors of Great Hall.

     Because brokerage commissions as such are not usually paid in connection with the purchase or sale of the securities in which the Funds invest and because transactional costs are small, portfolio turnover is not expected to materially affect net asset value or yields. Prime Fund did not pay any brokerage commission during the period ended July 31, 1998. Securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, and therefore, each Fund's turnover rate for reporting purposes will be zero.

                    MANAGEMENT AND DISTRIBUTION AGREEMENTS

Investment Adviser; Investment Advisory Agreement

     Insight serves as each Fund's investment adviser. Insight is a wholly-owned subsidiary of Dain Rauscher Corporation ("DRC").

     Pursuant to an investment advisory agreement (the "Advisory Agreement"), Insight performs and bears the internal cost of research, statistical analysis and continuous supervision of the investment portfolio of each Fund and furnishes office facilities and certain clerical and administrative services to the Funds. In addition, Insight bears all promotional expenses, including the cost of printing and distributing prospectuses utilized for promotional purposes. Other expenses are borne by whichever Fund incurs the expense and such expenses include, but are not limited to, taxes, interest, brokerage fees and commissions, and costs and expenses associated with the following matters and services: registration and qualification of Great Hall, the Funds and their shares with the SEC and the various states; services of custodians, transfer agent, dividend disbursing agent, accounting services agents, shareholder services agents, independent auditors and outside legal counsel; maintenance of corporate existence; preparation, printing and distribution of prospectuses to existing Fund shareholders; services of Great Hall directors who are not employees of Insight or of the Distributor or any of their affiliates; directors' and shareholders' meetings, including the printing and mailing of proxy materials; insurance premiums for fidelity and other coverage; issuance and sale of Fund shares (to the extent not borne by the Distributor under its agreement with Great Hall); redemption of Fund shares; printing and mailing of stock certificates representing shares of the Funds; association membership dues; preparation, printing and mailing of shareholder reports; and portfolio pricing services, if any. Expenses borne by Great Hall and attributable to only one Fund will be allocated to that Fund; expenses that are not specifically allocable will be allocated to each Fund in a manner and on a basis determined in good faith by the Board of Directors of Great Hall, including a majority of the Directors who are not "interested" persons of Great Hall or Insight, to be fair and equitable.

     Under the Advisory Agreement, Insight receives a monthly advisory fee based upon the average value of each Fund's daily net assets. Each Fund pays Insight a fee at an annual rate of .25% of its average daily net assets. During the period ended July 31, 1998, Prime Fund paid advisory fees of $237,858.

     The Advisory Agreement continues in effect from year to year, if specifically approved at least annually by a vote cast in person at a meeting called for such purpose by a majority of the Directors of Great Hall, and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of Great Hall or Insight ("Independent Directors"). The Advisory Agreement may be terminated by either party thereto, by the Independent Directors or by a vote of the holders of a majority of the outstanding securities of Great Hall, at any time, without penalty, upon 60 days' written notice, and automatically terminates in the event of an assignment. Termination will not affect the right of Insight to receive payment of any unpaid balance of the compensation earned prior to termination.

The Distributor

     The Funds are distributed by Dain Rauscher Incorporated, a member firm of the New York Stock Exchange (the "NYSE"), the National Association of Securities Dealers, Inc. and a wholly owned subsidiary of DRC (the "Distributor"). The Funds have agreed to indemnify the Distributor and its affiliates, to the extent permitted by applicable law, against certain liabilities under the Securities Act of 1933.

                       DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Fund is calculated separately for each Fund. The assets and liabilities of each Fund are determined in accordance with generally accepted accounting principles and the applicable rules and regulations of the SEC. Assets and liabilities attributable to a specific Fund are allocated to that Fund. Assets and liabilities not readily identifiable to a Fund will be allocated among the Funds in a manner and on a basis determined in good faith pursuant to procedures established by the Board of Directors, including a majority of the Directors who are not "interested persons" of Great Hall or Insight, to be fair and equitable.

     The Funds value their portfolio securities using the amortized cost method. This method involves valuing a security at its cost and thereafter accruing any discount or premium at a constant rate to maturity. By declaring these accruals to a Fund's shareholders in the daily dividend, the value of such Fund's assets and, thus, its net asset value per share, will generally remain constant. Although this method provides certainty in valuation, it may result in periods during which the value of a Fund's securities, as determined by amortized cost, is higher or lower than the price such Fund would receive if it sold the securities. During such periods, the yields on shares of such Fund may differ somewhat from that obtained in similar funds with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of their portfolio securities.

     In connection with the use of the amortized cost method, the Funds maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase only portfolio securities having remaining maturities of 397 days or less. With respect to Tax-Free Fund, and as described under "Great Hall Institutional Tax-Free Money Market Fund - Variable and Floating Rate Demand Municipal Obligations" in this Statement of Additional Information, securities having a stated maturity of more than 397 days may be purchased by Tax-Free Fund if they have demand and variable or floating rate features, together with appropriate quality characteristics, that permit determination that such securities may be deemed to have a maturity of less than 397 days. The Board of Directors of Great Hall has also established procedures designed to stabilize, to the extent reasonably possible, each Fund's net asset value per share, as computed for purposes of sales and redemptions, at $1.00. Such procedures include review of each Fund's portfolio holdings by the Board of Directors of Great Hall at such intervals as it may deem appropriate to determine whether each Fund's net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or may be otherwise unfair to existing shareholders. With respect to Tax-Free Fund, these procedures also include a review by Insight, in accordance with policies established by the Board of Directors of Great Hall and not less frequently than monthly, of the quality of certain municipal obligations having variable or floating interest rates and demand features that permit Tax-Free Fund to calculate the maturity of such obligations to a point in time prior to their stated maturity. In the event that the Board of Directors of Great Hall determines that a material deviation from net asset value exists, the Board will take such corrective action as it deems necessary and appropriate, which action might include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing net asset values per share by using available market quotations.

     The portfolio securities in which each Fund invests fluctuate in value, and hence the net asset value per share (and therefore, the public offering
price) of each Fund may also fluctuate.   On July 31, 1998, the net asset value
and the maximum public offering price per share for Prime Fund were calculated as follows:

     Net Assets           ($213,785,210)
     -----------------------------------  =  Net Asset Value Per Share ($1.00)
     Shares Outstanding   ($213,785,210)


                        CALCULATION OF PERFORMANCE DATA

Yield

     As stated in the Prospectus, each Fund from time to time may advertise its yield.

     The current yield of the Funds is computed by determining the change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, and dividing the change by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent.

     For the seven-day period ended July 31, 1998, the current yield of Prime Fund was 5.25%.

     The effective or compounded yield for the Funds is computed by determining the change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, and dividing the change by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             Effective yield = [(Base period return + 1) 365/7] - 1

     For the seven-day period ended July 31, 1998, the effective yield of Prime Fund was 5.39%.

     The taxable equivalent yield of Tax-Free Fund is calculated by applying the stated income tax rate only to that portion of the Tax-Free Fund's seven-day yield or effective yield that is exempt from taxation. The stated income tax rate is subtracted from the number 1 (e.g., 1 minus 36% equals 64%), and the tax-exempt portion of the yield is divided by the difference. The result is then added to that portion of the Tax-Free Fund's yield, if any, that is not tax-exempt.

                            DIRECTORS AND OFFICERS

     Directors and officers of Great Hall, together with information as to their principal occupations during the past five years, are set forth below. Except as otherwise set forth below, the address of each officer and director is the same as that of Great Hall - 60 South Sixth Street, Minneapolis, Minnesota 55402.

                             DIRECTORS AND OFFICERS

     Directors and officers of Great Hall, together with information as to their principal occupations during the past five years, are set forth below. Except as otherwise set forth below, the address of each officer and director is the same as that of Great Hall - 60 South Sixth Street, Minneapolis, Minnesota 55402.

                                         Principal Occupations During the
Name and Address           Position      Past Five Years and Other Affiliations
----------------           --------      --------------------------------------

T. Geron ("Jerry") Bell    Director      President of the Minnesota Twins
34 Puckett Place                         Baseball Club
Minneapolis, MN 55415                    Incorporated since 1987.

Sandra J. Hale             Director      President of Enterprise Management,
2308 West Lake of the                    Int'l. since 1991; Minnesota
 Isles Pkwy.                             Commissioner of Administration from
Minneapolis, MN 55405                    1982 to 1990.

Ron James                  Director      Formerly President and Chief Executive
300 Sycamore Lane                        Officer of Ceridian Corporation-Human
Plymouth, MN 55441                       Resources Group (January 1996-January
                                         1998); Vice-President - Minnesota of
                                         U.S. West Communications from 1990 to
                                         December 1995; Vice President and
                                         General Manager-Large Business Markets
                                         of U.S. West Communications from 1987
                                         to 1990.

Jay H. Wein                Director      Independent consultant since April
5305 Elm Ridge Circle                    1995; Director of Information
Excelsior, MN 55331                      Advantage, Inc. since 1992 and
                                         Chairman from 1992 to April 1995;
                                         Retired in August 1989 after 15 years
                                         as Office Managing Partner of the
                                         Minneapolis/St. Paul Office of Arthur
                                         Andersen & Co.

J. Scott Spiker        Chief Executive   Senior Executive Vice President of the
                           Officer       Distributor; Chief Executive Officer
                                         and Director of Insight; Senior Vice
                                         President and Business Manager,
                                         Employee Benefit Services, of Norwest
                                         Corporation from 1990 through January
                                         1994; Product Manager, Institutional
                                         Collective Funds, of Norwest
                                         Corporation from 1989 through January
                                         1994.

Raye C. Kanzenbach     Chief Investment  Managing Director and Chief Investment
                           Officer       Officer of Insight; prior to 1991,
                                         Director, Senior Vice President and
                                         Secretary of Insight Bond Management,
                                         Inc. since 1983.

Julie K. Getchell      Chief Financial   President and Chief Operating Officer
                           Officer       of Insight and Senior Vice President
                                         of the Distributor.

                                         Principal Occupations During the
Name and Address           Position      Past Five Years and Other Affiliations
----------------           --------      --------------------------------------
Matthew L. Thompson       Secretary      Partner of Faegre & Benson LLP, Great
2200 Norwest Center                      Hall's general counsel, since May
90 South Seventh Street                  1995; Vice President, Assistant
Minneapolis, MN 55402                    Secretary and Corporate/Fund Counsel
                                         of DRC from January 1994 to May 1995;
                                         prior thereto, Partner of Dorsey &
                                         Whitney since 1993 and Associate of
                                         Dorsey & Whitney from 1985 through
                                         1992.

Thomas D. Vogel           Compliance     Vice President and Controller of
                            Office       Insight and the Distributor's Business
                                         Services Group; Assistant Controller
                                         of Insight from 1993 to 1995.

     The annual compensation of each Director is $6,000 plus $1,000 for each meeting attended. No compensation is paid by Great Hall to its officers. The following table sets forth for such period the aggregate compensation (excluding expenses) paid by Great Hall to its directors during the fiscal year ended July 31, 1998:

                               COMPENSATION TABLE
                               ------------------

                                                        Pensions or Retirement
                                         Aggregate         Benefits Accrued
                                       Compensation           as part of
      Name of Director                from Great Hall     Great Hall Expenses
      ----------------                ---------------     -------------------
      T. Geron (Jerry) Bell               $10,000                None
      Sandra J. Hale                      $10,000                None
      Ron James                           $10,000                None
      Jay H. Wein                         $10,000                None

      Additional directors of Insight are as follows:

        Name                             Other Positions
-----------------------                  -------------------------------------
        Irving Weiser                    Chairman, Chief Executive Officer and
                                         President of the Distributor

        John C. Appel                    Vice Chairman and Chief Financial
                                         Officer of the Distributor

        Ronald A. Tschetter              Senior Executive Vice President of
                                         the Distributor (Private Client Group)

        Nelson D. Civello                Senior Executive Vice President of
                                         the Distributor (Fixed Income Capital
                                         Markets Group)

        Kenneth J. Wessels               Senior Executive Vice President of the
                                         Distributor (Dain Rauscher Wessels)

                              GENERAL INFORMATION

     Under the terms of the Custodian Agreement, Norwest Bank Minnesota, N.A. (the "Custodian") holds and safekeeps all of the assets of each Fund. For its services, the Custodian receives from each Fund a monthly fee based upon the average market value of such Fund's securities held in custody plus securities transaction charges; it is also reimbursed for certain out-of-pocket expenses.

     Under the terms of an Investment Account Agreement, Investors Fiduciary Trust Company (the "Fund Accounting Agent") performs necessary investment accounting and recordkeeping services for the Fund. For its services, the Fund Accounting Agent is paid a monthly fee and is reimbursed for certain out-of-pocket expenses.

     Under the terms of the Transfer Agency Agreement, PFPC Inc. (the "Transfer Agent") maintains the shareholder account records for each Fund, handles certain communications between shareholders and each Fund, distributes dividends and distributions payable by each Fund and produces statements with respect to account activity for each Fund and its shareholders. For these services, the Transfer Agent receives a flat monthly fee and is also reimbursed for certain out-of-pocket expenses.

     The Distributor also performs certain shareholder account services for the Funds pursuant to a Shareholder Account Service Agreement. Under the terms of the Shareholder Account Service Agreement, the Distributor disburses or credits all proceeds of redemptions, dividends and other distributions to shareholders, handles certain communications between shareholders and each Fund, prepares shareholder records, maintains a master account with the Transfer Agent on behalf of shareholders and performs other related services. For its services, the Distributor receives a monthly fee computed on the basis of the number of shareholder accounts that are maintained for each Fund during the month and also is reimbursed for certain out-of-pocket expenses.

     Great Hall maintains accounting records that specifically allocate assets and liabilities on a series by series basis. The shares of each series represent an undivided interest in the assets and liabilities specifically allocated to that series. Creditors and other persons contracting with Great Hall with respect to a series may look solely to the assets of that series to satisfy claims against Great Hall.

     All Fund shares are the same class and are freely transferable. Each share has equal dividend rights and is entitled to one vote at all shareholder meetings. Separate votes are taken by each series of Great Hall except to the extent that the 1940 Act requires shares of all series to be voted in the aggregate. Shares have non-cumulative voting rights, so that the holders of more than 50% of the shares can, if they choose to do so, elect all the directors of Great Hall, in which event the holders of the remaining shares will be unable to elect any person as a director. Whenever the approval of a majority of the outstanding shares of a series of Great Hall is required in connection with shareholder approval of an investment advisory agreement, changes in the investment objectives, policies or limitations of that series, or changes in the distribution expense plan, a "majority" shall mean the vote of the lesser of: (a) 67% or more of the shares of such series present at a meeting, if the holders of more than 50% of the outstanding shares of such series are present in person or by proxy; or (b) more than 50% of the outstanding shares of such series. To the knowledge of Great Hall, no shareholder beneficially owned 5% or more of Prime Fund's shares as of July 31, 1998. As of the date of this Statement of Additional Information, the sole shareholder of Tax-Free Fund was Insight.

     Great Hall is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders, and does not intend to hold such meetings. The Board of Directors may convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding three percent or more of the voting shares of Great Hall may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of Great Hall. Within 90 days after receipt of the demand, a regular meeting of shareholders must be held at the expense of Great Hall. Irrespective of whether a regular meeting of shareholders has been held during the immediately preceding
15 months, in accordance with Section 16(c) of the 1940 Act, the Board of Directors of Great Hall shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares, and Great Hall will assist in communications with other shareholders as required by the 1940 Act.

     Under Minnesota law, the Board of Directors has overall responsibility for managing Great Hall in good faith, in a manner reasonably believed to be in the best interests of Great Hall, and with the care an ordinarily prudent person in a like position would exercise in similar circumstances.

     Under Minnesota law, directors owe Great Hall and its shareholders certain fiduciary duties, including a duty of "loyalty" (to act in good faith and in the best interests of Great Hall) and a duty of "care" (to act with the care that a reasonably prudent person would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate the personal monetary liability of directors to the corporation or its shareholders for breach of the duty of "care." Directors of corporations adopting such a limitation provision still owe the corporation this duty of "care," but under most circumstances cannot be sued for monetary damages for breaches of such duty. The Articles of Incorporation of Great Hall limit the liability of directors to the fullest extent permitted by law.

     The directors of Great Hall remain fully liable (including possibly for monetary damages) for breaches of their duty of "loyalty," for self-dealing, for bad faith and intentional misconduct, and for violations of the 1933 Act, the Securities Exchange Act of 1934, and certain provisions of Minnesota corporation law. Additionally, the 1940 Act prohibits limiting a director's liability for willful misfeasance, bad faith, gross negligence, or reckless disregard of the director's duties in the conduct of the director's office, and it is uncertain whether and to what extent directors remain liable for monetary damages for violations of the 1940 Act. The SEC staff has taken the position that investment company directors remain liable for monetary damages under certain circumstances.

     Upon issuance and sale in accordance with the terms of the Funds' Prospectus and Statement of Additional Information, each share of a Fund will be fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are redeemable as set forth under "How To Redeem Shares" in the Prospectus. In the event of the dissolution or liquidation of Great Hall, the holders of the shares of any Fund are entitled to receive, as a class, the underlying assets of such Fund available for distribution to shareholders.

                              COUNSEL AND AUDITORS

     Faegre & Benson LLP, 2200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, serves as Great Hall's general counsel. Lindquist & Vennum PLLP, 4200 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as counsel to Great Hall's disinterested directors.

     KPMG Peat Marwick LLP, 90 South Seventh Street, 4200 Norwest Tower, Minneapolis, Minnesota 55402, has been selected as the independent auditors of Great Hall for its fiscal year ending July 31, 1999.

                        FINANCIAL AND OTHER INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information included in Great Hall's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act (the "Registration Statement") with respect to the securities offered by the Prospectus and this Statement of Additional Information. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits thereto may be examined at the office of the SEC in Washington, D.C.

     The audited financial statements of Prime Fund for the year ended July 31, 1998 and the related schedule of Investments in Securities contained in Great Hall's Annual Report to Shareholders for the year ended July 31, 1998 (a copy of which accompanies this Statement of Additional Information) are hereby incorporated by reference into this Statement of Additional Information.

     Statements contained in the Prospectus or in this Statement of Additional Information as to any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                                    APPENDIX

                             RATINGS OF INVESTMENTS

     The following is a description of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") commercial paper, loan, note and bond ratings. To the extent that ratings accorded by S&P or Moody's may change as a result of changes in such organizations, the Funds will attempt to use comparable rating standards for their permissible investments.

Description of Moody's Commercial Paper, Loan and Note Ratings.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Repayment capacity will normally be evidenced by the following characteristics:

     bullet  Leading market positions in well established industries.
     bullet  High rates of return on funds employed.
     bullet  Conservative capitalization structures with moderate reliance on debt and ample asset protection.
     bullet  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     bullet Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Loans bearing the designation MIG-1 by Moody's are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     Loans bearing the designation of MIG-2 are of high quality, with margins of protection ample although not so large as the preceding group.

     Loans bearing the designation of MIG-3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Description of S&P's Commercial Paper and Municipal Note Ratings

     The rating A is the highest commercial paper rating assigned by S&P. Issues in this category have the greatest capacity for timely payment and are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     The designation A-2 indicates that the capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     The designation A-3 indicates a satisfactory capacity for timely payment. However, issues with this designation are somewhat more vulnerable to the adverse effects of changes in circumstances than issues carrying the higher designations.

     Municipal notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issuers determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     Municipal notes rated SP-2 have a satisfactory capacity to pay principal and interest.

     Municipal notes rated SP-3 have a speculative capacity to pay principal and interest.

Description of S&P's Bond Ratings

     AAA-Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in a small degree.

     A-Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

     BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Moody's Bond Ratings

     Aaa-Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with respect to Aaa securities.

     A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Within each rating classification from Aa through B, Moody's has assigned the numerical modifiers 1, 2 and 3. The modifier 1 indicates that a security ranks in the high end of that rating category, 2 in the mid-range of a category and 3 nearer the low end of a category.

                        GREAT HALL INVESTMENT FUNDS, INC.

                     Post-Effective Amendment No. 12 to the
                      Registration Statement on Form N-1A

                                     PART C

                                OTHER INFORMATION

                                     PART C
                                OTHER INFORMATION

Item 24 -- Financial Statements and Exhibits
--------------------------------------------

     (a) Audited financial statements for each of Series A, Series B, Series C and Series F of Great Hall Investment Funds, Inc. are included as part of such series' Statement of Additional Information.

     (b)    Exhibits:

            1      Articles of Incorporation 1
            2      Bylaws
            3      Not applicable
            4      Not applicable
            5      Investment Advisory Agreement
            6      Distributor Agreement
            7      Not applicable
            8      Custodian Contract (1)
            9.1    Transfer Agency and Service Agreement (2)
            9.2    Shareholder Account Services Agreement
            9.3    Investment Accounting Agreement (3)
            10     Opinion and Consent of Faegre & Benson LLP
            11     Consent of KPMG Peat Marwick L.L.P.
            12     Not applicable
            13     Letter of Investment Intent (1)
            14     Not applicable
            15     Not applicable
            16     Schedules Supporting Computations of Performance Data (1)
            17     Powers of Attorney (1)
            18     Officers/Directors of Dain Rauscher Incorporated
            19     Code of Ethics (1)

(1) Incorporated by reference to the like numbered exhibit to Post-Effective Amendment No. 7 to the Registration Statement filed on or about November 29, 1995.

(2) Incorporated by reference to the like numbered exhibit to Post-Effective Amendment No. 8 to the Registration Statement filed on or about December 1, 1996.

(3) Incorporated by reference to the like numbered exhibit to Post-Effective Amendment No. 9 to the Registration Statement filed on or about August 1, 1997.

Item 25 -- Persons Controlled by or Under Common Control with Registrant
------------------------------------------------------------------------

     See the information set forth under the caption "Investment Management" in the accompanying Prospectuses (Part A of this Registration Statement) and under the captions

"Management and Distribution Agreements" and "Directors and Officers" in the accompanying Statements of Additional Information (Part B of this Registration Statement).

Item 26 -- Number of Holders of Securities
------------------------------------------

     The following table sets forth the number of holders of shares of the Registrant as of July 31, 1998:

     Title of Class                         Number of Shareholders
     --------------                         ----------------------

     Series A Common Shares,
     par value $.01 per share                      395,203

     Series B Common Shares,
     par value $.01 per share                        9,443

     Series C Common Shares,
     par value $.01 per share                        9,451

     Series F Common Shares,
     par value $.01 per share                          104

Item 27 -- Indemnification
--------------------------

     The Articles of Incorporation (Exhibit 1) and Bylaws (Exhibit 2) of the Registrant provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person: (a) has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; (b) acted in good faith; (c) received no improper personal benefit; (d) complied with the Minnesota Statute dealing with directors' conflicts of interest, if applicable; (e) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (f) reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and

Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28 -- Business and Other Connections of Investment Adviser
---------------------------------------------------------------

     Information on the business of the Registrant's investment adviser and on the officers and directors of the investment adviser is set forth under the caption "Investment Management" in the accompanying Prospectuses (Part A of this Registration Statement) and under the captions "Management and Distribution Agreements" and "Directors and Officers" in the accompanying Statements of Additional Information (Part B of this Registration Statement)

Item 29 -- Principal Underwriters
---------------------------------

     (a) As set forth in the accompanying Prospectus and Statement of Additional Information, Dain Rauscher Incorporated ("DRC") serves as the principal underwriter of the Registrant's shares of common stock. As of the date of this filing, DRC does not serve as a principal underwriter to any other registered investment companies.

     (b) The names, principal business addresses, positions and offices of directors and officers of DRC are set forth in Exhibit 18.

     (c)   Not applicable.

Item 30 -- Location of Accounts and Records
-------------------------------------------

     The custodian of the Registrant is Norwest Bank Minnesota, N.A.,
90 South Seventh Street, Minneapolis, Minnesota 55402. The dividend disbursing agent and transfer agent of the Registrant is PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809. The fund accounting agent of the Registrant is Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105-1716. Other records will be maintained by the Registrant at its principal offices, which are located at 60 South Sixth Street, Minneapolis, Minnesota 55402.

Item 31 -- Management Services
------------------------------

        Not applicable.

Item 32 -- Undertakings
-----------------------

        Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 29th day of September, 1998.

                                    GREAT HALL INVESTMENT FUNDS, INC.

                                    By    /s/ J. Scott Spiker
                                          J. Scott Spiker
                                          Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.

Name/Signature            Title                             Date
--------------            -----                             ----
/s/ J. Scott Spiker       Chief Executive Officer
J. Scott Spiker           (Principal Executive Officer)     September 29, 1998

/s/ Julie K. Getchell     Chief Financial Officer
Julie K. Getchell         (Principal Financial and          September 29, 1998
                          Accounting Officer)

T. Geron Bell*            Director

Sandra J. Hale*           Director

Ron James*                Director

Jay H. Wein*              Director

*By    /s/ Julie K. Getchell
       Julie K. Getchell,
       Attorney-in-Fact                                    September 29, 1998
(Pursuant to Powers of Attorney dated August 17, 1994, filed as Exhibit 17 to Post-Effective Amendment No. 7 to the Registration Statement on November 29, 1995.)

                                 EXHIBIT INDEX

   Exhibit          Description                                           Page
   -------          -----------                                           ----
      1             Articles of Incorporation (1)
      2             Bylaws                                                  *
      3             Not applicable
      4             Not applicable
      5             Investment Advisory Agreement                           *
      6             Distributor Agreement                                   *
      7             Not applicable
      8             Custodian Contract (1)
    9.1             Transfer Agency and Service Agreement (2)
    9.2             Shareholder Account Services Agreement                  *
    9.3             Investment Accounting Agreement (3)
     10             Opinion and Consent of Faegre & Benson LLP              *
     11             Consent of KPMG Peak Marwick L.L.P.                     *
     12             Not applicable
     13             Letter of Investment Intent (1)
     14             Not applicable
     15             Not applicable
     16             Schedules Supporting
                      Computations of Performance Data (1)
     17             Powers of Attorney (1)
     18             Officers/Directors of Dain Rauscher Incorporated       *
     19             Code of Ethics (1)
_____________________________________________________________________________
(1) Incorporated by reference to the like numbered exhibit to Post-Effective Amendment No. 7 to the Registration Statement filed on or about November 29, 1995.

(2) Incorporated by reference to the like numbered exhibit to Post-Effective Amendment No. 8 to the Registration Statement filed on or about December 1, 1996.

(3) Incorporated by reference to the like numbered exhibit to Post-Effective Amendment No. 9 to the Registration Statement filed on or about August 1, 1997.

* To be filed by amendment.